FUNDVANTAGE TRUST

(THE “TRUST”)

TIMBERLINE SMALL CAP GROWTH FUND (FORMERLY, TW SMALL CAP GROWTH FUND)

(THE “FUND”)

Supplement dated April 26, 2012 to the Prospectus and

Statement of Additional Information (“SAI”) for the Fund dated September 1, 2011

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of the Trust approved, effective April 30, 2012, the name change of the TW Small Cap Growth Fund to the Timberline Small Cap Growth Fund.  Accordingly, effective April 30, 2012, all references to TW Small Cap Growth Fund are replaced with Timberline Small Cap Growth Fund.  Additionally, effective April 30, 2012, TW Asset Management LLC, investment adviser to the Fund, will change its name to Timberline Asset Management LLC.  Accordingly, effective April 30, 2012, all references to TW Asset Management LLC are replaced with Timberline Asset Management LLC.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE